SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  February 28,
                                                             ____________
          1996
          ____


                               Advanced NMR Systems, Inc.
          _________________________________________________________________


                 (Exact name or registrant as specified in its charter)



                    Delaware                  0-11914            22-2457487
                    ________                  _______            __________

          (State or other jurisdiction of   (Commission      (IRS Employer
          incorporation or organization)    File Number)     Identification
                                                             No.)


                 46 Jonspin Road, Wilmington, Massachusetts        01887
                 __________________________________________        _____
                  (Address of principal executive offices)       (Zip Code)



          Registrant's telephone number, including area code:(508) 657-8876
                                                             ______________



                                            N/A
              ____________________________________________________________

                 (Former name or former address, if changed since last report.)





                                                  Page 1 of 50 Pages
                                                  Exhibit Index on Page 4




          Item 5.   Other Events.
          _______   _____________

                    On February 21, 1996, Advanced NMR Systems, Inc. ("Advanced NMR") filed a Current Report on Form 8-K disclosing that a securities class action complaint (the "Original Complaint") was filed against it in the Court of Chancery of the State of Delaware in connection with a merger (the "Merger") between a wholly-owned subsidiary of Advanced NMR and Advanced Mammography Systems, Inc., a Delaware corporation ("AMS").

                    On February 28, 1996, a related complaint (Civil Action No. 14866) was filed in Delaware state court by Susan Kaufman (the "Kaufman Complaint") seeking substantially similar relief to that sought in the Original Complaint on substantially similar grounds. The Kaufman Complaint names three additional defendants not named in the Original Complaint: John A. Lynch, a director of Advanced NMR, and Joseph DeRose and Bernard Weiner, each a director of AMS.

                    According to both complaints, Advanced NMR and the named directors breached their fiduciary duties to the public stockholders of AMS in approving the Merger for inadequate consideration to such stockholders. As with the Original Complaint, Advanced NMR believes there is no basis for the claims made by plaintiff, and the company intends to vigorously defend the action.

                    The Kaufman Complaint is included as Exhibit 99 hereto.


          Item 7.   Financial Statements and Exhibits.
          _______   __________________________________

               (c)  Exhibits:

              3     Amended By-Laws

             99     Class Action Complaint Titled Susan Kaufman v. Jack
                                                  _____________________
                    Nelson, Robert Spira, Sol Triebwasser, Gary A.
                    ______________________________________________
                    Kittrell, George A. Silver, George Aaron, John A.
                    _________________________________________________
                    Lynch, Joseph DeRose, Bernard Weiner, Advanced
                    ______________________________________________
                    Ammography Systems, Inc. and Advanced NMR Systems, Inc.
                    _______________________________________________________
                    filed on February 26, 1996 in the Court of Chancery in
                    the State of Delaware, New Castle County. (Civ. No.
                    14866)





                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANCED NMR SYSTEMS, INC.



          Dated:  March 15, 1996         By: /s/ Jack Nelson
                                            ___________________________
                                             Name:     Jack Nelson
                                             Title:    Chairman















                                   EXHIBIT INDEX

          Exhibit   Description                                     Page
          _______   ___________                                     ____

           3        Amended By-Laws

          99        Class Action Complaint Titled Susan Kaufman v. Jack
                                                  _____________________
                    Nelson, Robert Spira, Sol Triebwasser, Gary A.
                    ______________________________________________
                    Kittrell, George A. Silver, George Aaron, John A.
                    _________________________________________________
                    Lynch, Joseph DeRose, Bernard Weiner, Advanced
                    ______________________________________________
                    Ammography Systems, Inc. and Advanced NMR Systems, Inc.
                    _______________________________________________________
                    filed on February 26, 1996 in the Court of Chancery in
                    the State of Delaware, New Castle County. (Civ. No.
                    14866)